SECURITIES AND EXCHANGE COMMISSION


                             Washington D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report   December 2, 1997
              (Date of earliest event reported)  November 17, 1997



                       ALL-AMERICAN BOTTLING CORPORATION
                            BROWNE BOTTLING COMPANY
            (Exact name of registrant as specified in its charter)




      DELAWARE                   33-69832                   73-1317652
                                                            73-1311569
(State or other juris-          (Commission              (IRS Employer
diction incorporation)          File Number)         Identification Number)




                               Colcord Building
                         15 North Robinson, Suite 1201
                        Oklahoma City, Oklahoma  73102
                   (Address of principal executive offices)


                                (405) 232-1158
              Registrant's telephone number, including area code





         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On November 17, 1997, All-American Bottling Corporation (the "Company") purchased 100% of the outstanding common stock of Full Service Beverage Company ("FSB"), a soft drink bottler with operations in Kansas and Colorado. FSB is 50% owned by Stephen B. Browne, President of the Company and its parent, Browne Bottling Company ("BBC"), and majority stockholder of BBC, and 50% owned by parties unrelated to the Com-pany. The Company paid the unrelated parties $1.5 million for their FSB stock, and entered into non-compete agreements with two of the un-related parties, one for $1.8 million payable over 10 years and one for $230,000 payable over three years. Mr. Browne contributed his FSB stock to the Company without consideration. The purchase price was based on fair market value determined by historical industry standards. Funds for the acquisition were provided by a loan to the Company by an entity owned by the Company's stockholders.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements of Business Acquired
      (b)   Pro Forma Financial Information

      It is impracticable for the Company to provide at this time the required financial statements and pro forma financial information for the business acquired. The Company expects to file such financial statements and pro forma financial information as an amendment to this Form 8-K by January 30, 1998.


      (c)   Exhibits

      The following exhibits are filed herewith:

      Exhibit No.       Description
      -----------       ------------

      10.23 Purchase Agreement dated as of November 17, 1997 by and among the Company and John L.D. Frazier, Nancy Frazier, and the persons identified on Exhibit A attached to the Purchase Agreement and Lloyd Frazier.

      10.24 Agreement Not To Compete dated as of November 17, 1997 by and between John L.D. Frazier and the Company.

      10.25 Agreement Not To Compete dated as of November 17, 1997 by and between Lloyd Frazier and the Company.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ALL-AMERICAN BOTTLING CORPORATION


                                          STEPHEN R. KERR
Date: December 2, 1997                    Stephen R. Kerr
                                          Vice President and
                                          Chief Financial Officer

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
                           EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION                METHOD OF FILING
----------    -----------                ----------------
10.23         Purchase Agreement dated   Filed herewith electronically
              as of November 17, 1997 by
              and among the Company and
              John L.D. Frazier, Nancy
              Frazier, and the persons
              identified on Exhibit A
              attached to the Purchase
              Agreement and Lloyd Frazier

10.24         Agreement Not to Compete   Filed herewith electronically
              dated as of November 17,
              1997 by and between John
              L.D. Frazier and the
              Company

10.25         Agreement Not to Compete   Filed herewith electronically
              dated as of November 17,
              1997 by and between Lloyd
              Frazier and the Company